UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2024

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Retirement

On February 26, 2024, Steven K. Henderson, the Company’s Executive Vice President, President – Specialized Products and Furniture, Flooring & Textile Products, notified the Company of his decision to retire from the Company, effective April 1, 2024.

In accordance with our succession plan, R. Samuel Smith, Jr., age 56, will succeed Mr. Henderson as Senior Vice President, President – Furniture, Flooring & Textile Products, effective April 2, 2024. Mr. Smith has served the Company as President – Home Furniture Group since 2020, VP Operations – Home Furniture Group from 2019 to 2020, and VP Operations – Seating & Distribution from 2018 to 2019 after joining the Company in 2014 as the general manager of Matrex, a Home Furniture operation. Prior to Leggett, Mr. Smith served as Chief Operating Officer for a medical billing company, and he spent sixteen years at Unifi, Inc., a multinational textile fiber processor in various engineering, sales, and general management roles. Mr. Smith holds a bachelor’s degree in economics from Davidson College.

J. Mitchell Dolloff, the Company’s President and Chief Executive Officer will oversee the Specialized Products segment on an interim basis, beginning April 2, 2024. There will be no changes to Mr. Dolloff’s compensation in connection with this interim role.

Biographical information, including business experience, of Mr. Dolloff can be found under the Supplemental Item “Information About Our Executive Officers” in the Company’s Form 10-K filed February 27, 2024, and is incorporated by reference. None of the above persons has any (i) family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K, or (ii) related person transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Approval of 2024 Base Salaries for Named Executive Officers

On February 26, 2024, the Human Resources and Compensation Committee of the Board of Directors (the “Committee”), except as provided below, approved the following 2024 base salaries for our principal executive officer, principal financial officer, and other named executive officers.

Named Executive Officers[1]	2023 Annual Base Salary Rate	2024 Annual Base Salary Rate
J. Mitchell Dolloff, President & CEO	$1,120,000	$1,120,000
Benjamin M. Burns[2], EVP & CFO	$500,000	$550,000
Steven K. Henderson[3], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	$560,000	$560,000
J. Tyson Hagale, EVP, President – Bedding Products	$560,000	$580,000

[1]

Scott S. Douglas was the Company’s SVP – General Counsel & Secretary through December 31, 2023 and retired from the Company on February 2, 2024. He received an annual base salary rate of $502,000 in 2023. Mr. Douglas’ annual base salary rate was reduced to $251,000 from January 1, 2024 until his retirement date. Karl G. Glassman is the Company’s former Executive Chairman. His 2023 annual base salary rate was $750,000 until his retirement on May 4, 2023. Jeffrey L. Tate is the Company’s former EVP & CFO, who departed the Company on June 21, 2023. His annual base salary rate was $627,000 in 2023 until his departure. Messrs. Glassman and Tate were listed as Named Executive Officers in the Company’s 2023 proxy statement. Messrs. Douglas and Tate are expected to be listed as Named Executive Officers in the Company’s 2024 proxy statement. None of these executives are currently employed by the Company, and Messrs. Glassman and Tate were not paid a base salary in 2024.

[2]	Mr. Burns was appointed EVP & Chief Financial Officer on June 21, 2023. His base salary rate was increased from $350,000 to $500,000 effective June 26, 2023.
[3]	On February 26, 2024, Mr. Henderson notified the Company of his decision to retire effective April 1, 2024. As such, Mr. Henderson did not receive an increase in his 2024 base salary rate.

Setting of 2024 Target Percentages under the Key Officers Incentive Plan for Named Executive Officers

Except as provided below, the named executive officers will be eligible to receive an annual cash incentive under the Key Officers Incentive Plan (the “KOIP”). Each executive’s cash award is to be calculated by multiplying his annual base salary at the end of the KOIP plan year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula adopted by the Committee for that year. The Award Formula in 2024 establishes two performance criteria: (i) Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) (65% Relative Weight), and (ii) Cash Flow, or the alternative of Free Cash Flow (“FCF”) for Mr. Hagale (35% Relative Weight). The Target Percentages for 2024 for the principal executive officer, principal financial officer, and other named executive officers were set on February 26, 2024 and are shown in the following table.

Named Executive Officers[1]	2023 KOIP Target Percentage	2024 KOIP Target Percentage
J. Mitchell Dolloff, President & CEO	125%	135%
Benjamin M. Burns[2], EVP & CFO	80%	80%
Steven K. Henderson[3], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	80%	N/A
J. Tyson Hagale, EVP, President – Bedding Products	80%	80%

[1]

Scott S. Douglas had a 2023 KOIP Target Percentage of 70%. Karl G. Glassman had a 2023 KOIP Target Percentage of 100% and his incentive payout was prorated through his retirement date of May 4, 2023. Jeffrey L. Tate had a 2023 KOIP Target Percentage of 80% which pursuant to a mutual separation agreement, he will receive a lump sum payment equal to one-half the amount he otherwise would have received had he remained employed through December 31, 2023. None will participate in the KOIP in 2024.

[2]	Mr. Burns was appointed EVP & CFO on June 21, 2023. His 2023 KOIP Target Percentage was increased from 50% to 80% at that time, which was prorated for the year.
[3]	On February 26, 2024, Mr. Henderson notified the Company of his decision to retire effective April 1, 2024. As such, Mr. Henderson will not participate in the KOIP in 2024.

Attached and incorporated herein by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Amendment to the Company’s Key Officers Incentive Plan

On February 26, 2024, the Committee amended the KOIP to reflect the adoption of the Company’s Incentive Compensation Recovery Policy and to provide that the awards under the KOIP are subject to such policy. Attached and incorporated herein by reference as Exhibit 10.2 is the Company’s Key Officers Incentive Plan, amended and restated, effective February 26, 2024.

Adoption of 2024 Award Formula under the Company’s Key Officers Incentive Plan

Our executive officers earn an annual cash incentive paid under the KOIP, based on achieving certain performance objectives for the year. On February 26, 2024, the Committee adopted the 2024 Award Formula (the “2024 KOIP Award Formula”) under the KOIP. The 2024 KOIP Award Formula is applicable to the Company’s executive officers, including Messrs. Dolloff, Burns and Hagale. Under the 2024 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his or her annual base salary at the end of the year by the Target Percentage, then applying weighted achievement percentages for the performance objectives. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2024 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants (Dolloff & Burns)	Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	65%
	Cash Flow	35%
Profit Center Participants	EBITDA	65%
(Hagale)	Free Cash Flow (FCF)	35%

Corporate Participants. J. Mitchell Dolloff (President & CEO) and Benjamin M. Burns (EVP & CFO) are Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2024 financial results. No awards will be paid for EBITDA achievement below $413 million or Cash Flow below $325 million. The maximum payout percentages for EBITDA and Cash Flow achievement are each capped at 200%.

Below are the 2024 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the EBITDA and Cash Flow targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) certain currency and hedging-related gains and losses, (ii) gains and losses from asset disposals, and (iii) items that are outside the scope of the Company’s core, on-going business activities, including changes to the Company’s capital allocation priorities and related uses of cash. EBITDA and Cash Flow are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with GAAP, (i) from non-cash impairments, (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2023 Form 10-K, (iii) related to the disposal of a segment of a business, or (iv) related to a change in accounting principle.

2024 Corporate Targets and Payout Schedule
EBITDA			Cash Flow
Achievement	Payout		Achievement		Payout
< $413.00M	0%		<$	325.00M	0%
$413.00M	50%	Threshold		$325.00M	50%
$441.00M	100%	Target		$350.00M	100%
$551.25M	200%	Maximum		$437.50M	200%

Profit Center Participants. J. Tyson Hagale (EVP, President – Bedding Products) is a Profit Center Participant. Achievement for EBITDA and FCF targets for Profit Center Participants is determined by aggregate 2024 financial results for the Profit Centers for which the participant is responsible. For Profit Center Participants, no awards are paid for achievement below the established EBITDA and FCF thresholds. The EBITDA and FCF payouts are each capped at 200%.

Below are the 2024 Profit Center Targets for Mr. Hagale. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the EBITDA and FCF targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

Financial results will exclude (i) results from non-operating branches, (ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, on-going business activities or relating to any other special events or change in business conditions, including changes to the Company’s capital allocation priorities and related uses of cash and (v) the impact of corporate allocations. EBITDA and FCF are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with GAAP, (i) from non-cash impairments, (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2023 Form 10-K, (iii) related to the disposal of a segment of a business, or (iv) related to a change in accounting principle.

2024 Profit Center Targets
	EBITDA			Free Cash Flow
Segment	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout
Bedding Products	$165.60M	$176.80M	$221.00M	$130.80M	$140.90M	$176.10M

The definitions of EBITDA, Cash Flow and Free Cash Flow and a sample calculation are included in the 2024 KOIP Award Formula, which is attached and incorporated herein by reference as Exhibit 10.3.

Setting of Long-Term Incentive Award Multiples for Named Executive Officers

Each year, equity-based long-term incentive (“LTI”) awards are granted to our named executive officers and other executives of the Company. Each named executive officer has an LTI award multiple (approved by the Committee), which is allocated between performance stock units (“PSUs”) making up 60% of the overall 2024 LTI award and restricted stock units (“RSUs”) making up 40% of the overall 2024 LTI award. The number of PSUs and RSUs to be granted to each executive is determined by multiplying the executive’s 2024 annual base salary by his or her respective LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the 2023 fourth quarter earnings release. Below are the 2024 LTI award multiples set by the Committee on February 26, 2024, and the 2023 LTI award multiples set by the Committee on February 22, 2023 for our named executive officers:

Named Executive Officers[1]	2023 LTI Multiple	2024 LTI Multiple
J. Mitchell Dolloff, President & CEO	460%	460%
Benjamin M. Burns, EVP & CFO	80%	200%
Steven K. Henderson[2], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	200%	N/A
J. Tyson Hagale, EVP, President – Bedding Products	200%	200%

[1]	Scott S. Douglas had a 2023 LTI Multiple of 175%, Karl G. Glassman had a 2023 LTI Multiple of 84% and Jeffrey L. Tate had a 2023 LTI Multiple of 250%. None received LTI awards in 2024.
[2]

On February 26, 2024, Mr. Henderson notified the Company of his decision to retire effective April 1, 2024. As such, Mr. Henderson did not receive an LTI award multiple and did not receive PSUs or RSUs in 2024. In the past, Mr. Henderson received, in addition to any RSUs awarded pursuant to the LTI award multiple, 4,000 RSUs annually in connection with his Agreement with the Company, dated November 4, 2019, which was filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K (the “Agreement”). Because of his announced retirement, Mr. Henderson did not receive the additional 4,000 RSUs in 2024 because, pursuant to the terms of the 2021 Form of Restricted Stock Unit Award Agreement, the RSUs would be forfeited on his retirement date. The Agreement will terminate by its terms when Mr. Henderson ceases to be a full-time employee of the Company on April 1, 2024.

The PSUs will be granted pursuant to the Company’s 2024 Form of Performance Stock Unit Award Agreement, attached hereto and incorporated herein by reference as Exhibit 10.6. The RSUs will be granted pursuant to the Company’s 2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, which is incorporated herein by reference.

Adoption of the Company’s 2024 Form of Performance Stock Unit Award Agreement

On February 26, 2024, the Committee adopted the Company’s Form of Performance Stock Unit Award Agreement for 2024 (the “2024 Form of PSU Award”). The 2024 Form of PSU Award includes two performance objectives, which are described below. The executives’ base payout percentage will be determined by the level of achievement of the performance objectives, but will be adjusted by applying a multiplier based on Relative TSR. The payout percentage is capped at 200%.

EBITDA. Fifty percent (50%) of the award will be based on the Company’s cumulative Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) during the three-year Performance Period.

ROIC. Fifty percent (50%) of the award will be based on the Company’s Return on Invested Capital (“ROIC”) during the three-year Performance Period. ROIC is calculated as (i) the Company’s average net operating profit after tax in the first, second and third years of the Performance Period divided by (ii) the Company’s average Invested Capital on the last day of the fiscal year immediately preceding the Performance Period and the last day of the first, second and third years of the Performance Period. “Invested Capital” is the sum of shareholder equity, long-term debt and short-term debt, less cash and cash equivalents.

Relative TSR Multiplier. The combined EBITDA and ROIC results are subject to a payout multiplier based upon the Company’s Total Shareholder Return (“TSR”) compared to a peer group consisting of all the companies in the Industrial, Consumer Discretionary, and Materials sectors of the S&P 500 and S&P 400 (“Relative TSR”). TSR is calculated as:

(Ending Stock Price – Beginning Stock Price + Reinvested Dividends) / Beginning Stock Price

The “Beginning Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days prior to the Performance Period. The “Ending Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days within the Performance Period. There is a 25% reduction (a multiplier of 0.75) in the payout if the Company’s Relative TSR ranks in the bottom quartile, a 25% increase (a multiplier of 1.25) if the Company’s Relative TSR ranks in the top quartile, and an adjustment determined on a linear basis if the Company’s Relative TSR ranks in between these levels. The Relative TSR multiplier cannot be applied to make the award’s total payout exceed the maximum 200%, and, if the Company’s absolute TSR for the Performance Period is negative (Ending Stock Price plus Reinvested Dividends is less than Beginning Stock Price), application of the Relative TSR multiplier may not increase the Award’s total payout above 100%.

The base payout percentage is determined by the level of achievement of EBITDA and ROIC according to the schedules below.

EBITDA $	EBITDA Vesting %	ROIC %	ROIC Vesting %
<$1,320.00M	0%	<7.9%	0%
$1,320.00M	70%	7.9%	50%
$1,485.00M	100%	9.3%	100%
$1,650.00M	200%	10.7%	200%

Payouts will be interpolated for results falling between the levels shown. The base payout percentage will be adjusted by applying the Relative TSR multiplier as determined by the Company’s Relative TSR percentage during the Performance Period according to the following schedule.

Relative TSR Percentile	Relative TSR Multiplier
<25th	0.75
25th	0.75
50th	1.00
75th	1.25
>75th	1.25

The multiplier will be interpolated for results falling between the levels shown. The terms and conditions related to the calculations of EBITDA and ROIC can be found in the 2024 Form of PSU Award attached hereto and incorporated herein as Exhibit 10.6.

General Terms and Conditions

The PSUs normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death, or disability, before the PSUs vest, they are immediately forfeited. In the event of retirement, the award will vest at the end of the Performance Period and will be prorated for the number of days employed during the Performance Period prior to termination. Retirement is defined as a termination other than for cause occurring on or after age 65, or the combination of the executive’s age and years of service being greater than or equal to 70 years. In the case of termination due to death or disability, the award will vest immediately at 100% of the base award.

Fifty percent (50%) of the vested PSU award will be paid out in cash, and the Company intends to pay out the remaining fifty percent (50%) in shares of Company common stock, although the Company reserves the right, except for distributions to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period but no later than March 15 of the year following the Performance Period. Cash will be paid equal to the number of vested PSUs multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested PSUs. Both the amount of cash paid, and number of shares issued will be reduced for applicable tax withholding. PSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the PSU award will vest and the executive will receive a 200% payout. Also, any award to the Company’s officers who are subject to Section 16 under the Securities Exchange Act of 1934 is subject to the terms of the Company’s Incentive Compensation Recovery Policy, as adopted in November 2023, which provides for the repayment of any incentive compensation amount paid in excess of the amount that would have been paid based on restated financials. Finally, the PSU awards contain non-competition and non-solicitation covenants during employment and generally for one year after payout.

The foregoing is only a summary of the 2024 Form of Performance Stock Unit Award Agreement and is qualified in its entirety by reference to the 2024 Form of PSU Award, which is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference.

Grant of Performance Stock Units

On February 26, 2024, the Committee granted PSU awards to our named executive officers under the 2024 Form of PSU Award. The number of PSUs granted to the executive was determined by multiplying the executive’s 2024 annual base salary by 60% of the LTI award multiple (approved by the Committee) and dividing this amount by the average closing share price of the Company’s common stock for the 10 trading days following the prior year fourth quarter earnings release. The PSUs were granted to our named executive officers in the amounts shown below.

	Threshold Payout of PSUs	Base Award Target Payout of PSUs	Maximum Payout of PSUs
Named Executive Officer[1]	(60% Payout)[2]	(100% Payout)	(200% Payout)
J. Mitchell Dolloff, President & CEO	91,429	152,381	304,762
Benjamin M. Burns, EVP & CFO	19,521	32,535	65,070
Steven K. Henderson[3], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	N/A	N/A	N/A
J. Tyson Hagale, EVP, President – Bedding Products	20,585	34,309	68,618

[1]	Scott S. Douglas, Karl G. Glassman and Jeffrey L. Tate did not receive a grant of PSUs in 2024.
[2]	If EBITDA and ROIC are achieved at their respective thresholds, and the Relative TSR Multiplier is 1.00, the payout percentage would be 60%.
[3]	On February 26, 2024, Mr. Henderson notified the Company of his decision to retire effective April 1, 2024. As such, Mr. Henderson did not receive a grant of PSUs for 2024.

Grant of Restricted Stock Units

On February 26, 2024, the Committee granted RSUs to our named executive officers in the amounts shown below. The number of RSUs granted to the executive was determined by multiplying the executive’s 2024 annual base salary by 40% of the LTI award multiple (approved by the Committee) and dividing this amount by the average closing share price of the Company’s common stock for the 10 trading days following the prior year fourth quarter earnings release.

Named Executive Officer[1]	RSU Award
J. Mitchell Dolloff, President & CEO	101,587
Benjamin M Burns, EVP & CFO	21,690
Steven K. Henderson[2], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	N/A
J. Tyson Hagale, EVP, President – Bedding Products	22,873

[1]	Scott S. Douglas, Karl G. Glassman and Jeffrey L. Tate did not receive a grant of RSUs in 2024.
[2]	On February 26, 2024, Mr. Henderson notified the Company of his decision to retire effective April 1, 2024. As such, Mr. Henderson did not receive a grant of RSUs for 2024.

The RSUs generally vest, provided that the executive remains employed with the Company, in one-third (1/3) increments on the first, second, and third anniversaries of the grant date. In the event of retirement, the RSUs continue to vest on each of the vesting dates. In the event of death or disability, the RSUs vest immediately. Upon vesting, each RSU is converted into one share of Company common stock and distributed, subject to reduction for required tax withholding.

For the general terms and conditions of the RSU award, reference is made to the 2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K and is incorporated herein by reference.

The PSU and RSU awards are granted under the Company’s Flexible Stock Plan, as amended and restated effective May 15, 2020, filed March 31, 2020 as an Appendix to the Company’s Proxy Statement for the Annual Meeting of Shareholders, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on February 27, 2024 regarding certain management changes, which is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description

10.1*,**	Summary Sheet of Executive Cash Compensation

10.2*,**	Company’s Key Officers Incentive Plan, amended and restated, effective February 26, 2024

10.3*,**	2024 Key Officers Incentive Plan Award Formula

10.4**	Company’s Flexible Stock Plan, as amended and restated effective May 15, 2020, filed March 31, 2020 as an Appendix to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.5**	Agreement between the Company and Steven K. Henderson, dated November 4, 2019 (regarding annual award of 4,000 restricted stock units) filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.6*,**	2024 Form of Performance Stock Unit Award Agreement

10.7**	2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1***	Press Release dated February 27, 2024

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.
***	Denotes furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 28, 2024	By:	/s/ JENNIFER J. DAVIS
Jennifer J. Davis
Executive Vice President –
General Counsel